Exhibit 99.11



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Independent Auditors" in the Prospectus and Statement of Additional Information in this Registration Statement (Form N-1A No. 33-13019) of Worldwide Hard Assets Fund (one of the funds comprising Worldwide Insurance Trust).




                                                   /s/ Ernst & Young LLP

                                                   ERNST & YOUNG LLP


New York, New York
July 17, 2003